SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2000

                           FPIC INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

Florida                                 1-11983                  59-3359111
(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)

            225 Water Street, Suite 1400, Jacksonville, Florida 32202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (904) 354-2482

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Item 5. Other Events

      On September 18, 2000, FPIC Insurance Group, Inc. (the "Company") announced that John R. Byers had been elected as President and Chief Executive Officer of the Company on a permanent basis. Mr. Byers had served as interim President and Chief Executive Officer of the Company since July of this year and prior to that had served as the Company's Chief Operating Officer and General Counsel. Mr. Byers continues to serve as a Director of the Company.

      The Company's press release, which further describes Mr. Byers' election, is attached hereto as an exhibit and is incorporated by reference hereto.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired: Not applicable.

      (b)   Pro forma financial information: Not applicable.

      (c)   Exhibits:

               Exhibit Number    Description of Exhibit
               --------------    ----------------------

               99 FPIC Insurance Group, Inc. Press Release dated September 18, 2000

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FPIC INSURANCE GROUP, INC.


Date: September 21, 2000               By: /s/ John R. Byers
                                           -------------------------------------
                                           John R. Byers
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit Number
      --------------

            99             FPIC Insurance Group, Inc. Press Release dated
                           September 18, 2000